Exhibit 99.1

Investor Presentation NASDAQ: CVLY As of and for the period ended June 30, 2022 unless otherwise noted.

Safe Harbor Notice Regarding Forward Looking Statements This presentation contains forward-looking statements about Codorus Valley Bancorp, Inc. (also referred to herein as the “Corporation”) that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forwardlooking statements are not historical facts. These statements typically can be identified by the use of forward-looking terminology such as “believe,” “expect,” “estimate,” “potential,” “may,” “will,” “should,” “project,” “position,” “plan,” “seek,” “strive to,” “intend,” “anticipate,” “possible” or similar terminology. Such forward-looking statements include, but are not limited to, discussions of strategy, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives, goals, expectations or consequences; and statements about future performance, operations, products and services of Codorus Valley Bancorp, Inc. and its subsidiaries. Note that many factors, including those described below or elsewhere in the presentation, could affect the future financial results of the Corporation and its subsidiaries, both individually and collectively, and could cause actual results to differ materially from those expressed in the forward-looking statements contained or incorporated by reference in this presentation. In addition to the foregoing, the effect of COVID-19 and related events, and those not yet known or knowable, could have a negative effect on the Corporation’s business prospects, financial condition and results of operations, as a result of quarantines; market volatility; market downturns; changes in consumer behavior; business closures; deterioration in the credit quality of borrowers or the inability of borrowers to satisfy their obligations (and any related forbearances or restructurings that may be implemented); changes in the value of collateral securing outstanding loans; changes in the value of the investment securities portfolio; effects on key employees, including operational management personnel and those charged with preparing, monitoring and evaluating the Corporation's financial reporting and internal controls; declines in the demand for loans and other banking services and products; declines in demand resulting from adverse impacts of COVID-19 on many businesses; and Financial Center or office closures and business interruptions. Additional factors that may affect forward-looking statements made in this presentation can be found in Codorus Valley Bancorp, Inc.’s Quarterly Reports on Forms 10-Q and its Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) and available on the Corporation’s website at www.peoplesbanknet.com and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. Forward-looking statements in this presentation speak only as of the date of this presentation, and Codorus Valley Bancorp, Inc. makes no commitment to revise or update such statements to reflect changes that occur after the date of this presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. The Corporation uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this presentation. These measures have limitations as analytical tools and should not be considered a substitute for analysis of results under GAAP. These non-GAAP financial measures are reconciled to the most comparable GAAP measures in the Appendix at the end of this presentation. 2

Corporate Profile Codorus Valley Bancorp, Inc. (“Corporation”) incorporated in 1986, is the largest independent financial services holding company headquartered in York, Pennsylvania. Codorus Valley primarily operates through its financial services subsidiary, PeoplesBank, A Codorus Valley Company (“PeoplesBank”). PeoplesBank is focused on acquiring and nurturing financial relationships with small- and mid-sized business and offers a full range of consumer, business, wealth management, and mortgage services at financial centers located in communities throughout South Central Pennsylvania and Central Maryland. Codorus Valley Bancorp, Inc.’s Common Stock is listed on the NASDAQ Global Market under the symbol CVLY. 3

Table of Contents I. Executive Summary II. Operating and Financial Performance III. Appendix

I. Executive Summary

Codorus Valley Bancorp, Inc. Financial Highlights (2Q22) Total Assets: $2.3 billion Net Income: $2.0 million Gross Loans: $1.6 billion LTM1 Net Income: $12.5 million Total Deposits: $2.0 billion LTM Pre-Tax, PreProvision Net Revenue:2 $23.9 million Wealth Assets Under Management: $777 million Net Interest Margin: 3.18% • Headquartered in York, Pennsylvania Locations 28 Founded in 1864 • Strategically positioned in one of the fastest-growing regions along the East Coast, located near Baltimore, Harrisburg, Philadelphia and Washington, D.C.3 • We strive to establish long-term client relationships, adhere to prudent credit and risk management standards, and develop non-interest income through business lines that complement our lending business 1) “LTM” – Last Twelve Months 2) Pre-Tax, Pre-Provision Net Revenue is a non-GAAP measure and also excludes Cooperation Agreement-related expenses; see reconciliation on page 25. 3) Based on United States Census Bureau data. 6

Attractive Footprint & Market Share Deposit Market Share by County(1) County Market Share Pennsylvania York 14.5% Lancaster 0.6% Cumberland 0.2% Maryland Harford 1.7% Baltimore County 0.9% Baltimore City 0.1% • #2 market position in York County, Pennsylvania, with a 14.5% market share (out of 15 banks that report deposit data); #1 market position for banks under $100 billion in assets.(1) • Focus on enhancing our presence in existing markets and prudently expanding into contiguous markets where we seek to grow market share. Source: FDIC Summary of Deposits and S&P Global Market Intelligence. 1) Deposit data as of June 30, 2021 (most recent information available). 7

2Q 2022 Financial Highlights Asset-sensitive balance sheet, execution of Cooperation Agreement and significantly improved asset quality profile position Corporation for earnings improvement in the second half of 2022 2022 YTD NIM Trends Loans HFI(2) +18.3% $6.9 3.18% Net Interest Margin +39bps Quarterly Net Income and PPNR(1) ($MM) $5.4 $5.1 2.75% 2021 Q4 2.79% 2022 Q1 $2.7 $3.1 2021 Q4 2022 Q1 Net Income 2022 Q2 Loans Held for Investment Ex. PPP Loans ($MM) $1,584 $2.0 2022 Q2 PPNR Nonaccrual Loans ($MM) $33.6 $30.2 Nonaccrual Loans -47% $1,510 $1,515 2021 Q4 2022 Q1 $16.1 2022 Q2 2021 Q4 Source: S&P Global Market Intelligence, Corporation Filings. 1) Pre-Provision Net Revenue is a non-GAAP measure and excludes Cooperation Agreement-related expenses. See reconciliation on page 25. 2) Figure is annualized and excludes PPP loans, which is a non-GAAP measure. See reconciliation on page 25. 2022 Q1 2022 Q2 8

Recent Developments Board and Management continue to strengthen corporate governance and leadership • • Executed Cooperation Agreement with investor (“Cooperation Agreement”) Added three new board members with public company experience – John Kiernan, Scott Fainor and Kent Matsumoto Execution of our Strategy in producing profitable growth • • • • • Loan growth in Q2 at annualized pace of 14.7%. Excluding PPP loans annualized growth at 18.3%1 Cost of deposits continued to decline to 0.19% in Q2 Net interest margin increased 39 basis points from the linked quarter at 3.18% Net income of $1.9 million in Q2 adversely impacted by the Cooperation Agreement; Preprovision net revenue2 of $6.9 million increased 28.6% over the linked quarter Maintained strong capital position to fuel future growth Enterprise Risk Management Report • • Nonaccrual loans declined by 47% during Q2 Strategic decision to exit two significant nonperforming loans totaling $16.6 million at a net loss of $1.7 million 1) Loans excluding PPP loans is a non-GAAP measure. See reconciliation on page 25. 2) Pre-Provision Net Revenue is a non-GAAP measure and excludes Cooperation Agreement-related expenses. See reconciliation on page 25. 9

II. Operating and Financial Performance

Overview of 2Q22 Results

CODORUS VALLEY BANCORP, INC.

- Quarterly net loan growth at an annualized 14.70 percent pace
- Linked quarter 39 basis point increase in net interest margin to 3.18 percent
- Maintained cash dividend at $0.15 per share
- Incurred $1.5 million in expenses related to the Cooperation Agreement (YTD $2.0 million)
- New online small business loan application launched in second quarter 2022
- Executed strategic decision to exit two significant non-performing loans which increased 2Q22 provision for loan losses
- Maintained strong capital position to fuel future growth

Source: S&P Global Market Intelligence, Corporation Filings.

Historical Income Statement

$ in 000's	QTD 2Q22	QTD 1Q22	QTD 2Q21	YTD 2Q22	YTD 2Q21
Interest Income	$ 19,283	$17,297	$17,496	$ 36,580	$ 35,871
Interest Expense	1,544	1,596	2,582	3,140	5,480
Net Interest Income	**17,739**	**15,701**	**14,914**	**33,440**	**30,391**
Provision for Loan Losses	2,974	1,027	352	4,001	1,583
Non-Interest Income	3,911	3,862	3,351	7,773	7,784
Non-Interest Expense	16,223	14,676	13,780	30,899	27,486
Income before Taxes	2,453	3,860	4,133	6,313	9,106
Income Taxes	500	807	851	1,307	1,924
Net Income	**1,953**	**3,053**	**3,282**	**5,006**	**7,182**
Key Metrics					
Diluted Earnings Per Share	$ 0.20	$ 0.32	$ 0.33	$ 0.52	$ 0.73
Return on Average Assets	0.34%	0.51%	0.58%	0.42%	0.65%
Return on Average Equity	4.31%	6.33%	6.56%	5.35%	7.25%
Net Interest Margin	3.18%	2.79%	2.80%	2.98%	2.91%
Efficiency Ratio	74.43%	74.51%	74.81%	74.47%	71.45%

Historical Balance Sheet

$ in 000's	Period Ended 2Q22	Period Ended 4Q21	Period Ended 2Q21
Cash & Securities	$ 613,956	$ 801,090	$ 606,954
PPP Loans	924	27,662	106,133
Portfolio Loans	1,583,608	1,502,089	1,437,679
Loan Loss Reserve	(22,865)	(22,782)	(22,011)
Total Assets	**2,288,723**	**2,418,572**	**2,236,153**
Deposits	2,039,575	2,143,765	1,955,330
Borrowings	60,096	64,826	67,812
Total Liabilities	**2,113,441**	**2,223,067**	**2,036,880**
Shareholders' Equity	**175,282**	**195,505**	**199,273**

11

Net Interest Margin • The deployment of liquidity from increasing low-cost deposit balances presents a meaningful opportunity to improve performance • More than $280 million of cash available to be deployed into higher-yielding assets Yields and Costs 5.17% 5.30% 4.82% 4.88% 4.58% Net Interest Income ($ Millions) and NIM 4.35% 4.23% 3.31% 3.26% 3.92% 1.04% 2018Y 1.30% 2019Y 0.83% 2020Y 0.46% 0.29% 2021Y 2022 YTD Yield on Loans 3.84% 3.66% 3.13% 2.87% 2.98% $63.9 $63.9 $60.5 $62.1 $33.4 2018Y 2019Y 2020Y 2021Y 2022 YTD Yield on Interest Earning Assets Cost of Funds Net Interest Income Net Interest Margin Source: S&P Global Market Intelligence, Corporation Filings. 12

Interest Rate Sensitivity Profile

2Q22 Δ Net Interest Income Sensitivity to IR Shocks



6.8%
1.5%
2.1%
13.4%
1.5%
1.5%
20.2%
8.4%
1.4%
27.0%
7.2%
8.5%
+100
+200
+300
+400
CVLY
Selected Peers
National Peers

- Asset-sensitive balance sheet positions the Corporation to benefit in a rising rate environment
- Loan portfolio comprised of 37% fixed, 42% variable and 21% floating rate assets as of June 30, 2022

2022Q2 Δ NII vs. Peer (+100 Shock)[1]



Peer 1
7.4%
CODORUS VALLEY
6.8%
Peer 2
5.6%
Peer 3
2.8%
National Peer Median
2.1%
Peer 4
1.9%
Peer 5
1.1%
Peer 6
0.8%
Peer 7 (2)
-1.1%
Peer 8
-1.7%
Peer 9
-7.4%

Source: S&P Global Market Intelligence, Corporation Filings.
National peers include exchange traded banks and thrifts with assets of $1.5 billion to $3.0 billion. Excludes merger targets.
Selected peers include CCNE, MPB, SMMF, PFIS, ORRF, ACNB, FRBA, CHMG, CZNC, SHBI, OBT, NWFL, FDBC, FUNC, FRAF, BPRN, PTRS, FNCB, ASRV, PBHC

1) Chart includes all selected peers disclosing change in net interest income based on a +100bps interest rate shock scenario as of 2022 Q2
2) Represents +200 interest rate shock scenario for Peer 7 as no +100 shock scenario is disclosed

13

Building the Full-Service Platform Wealth Management Mortgage Operations • ~40% of non-interest income • Originated and closed 75 mortgages totaling approximately $18.9 million in 2Q22. • Full spectrum of wealth management solutions and services • PeoplesBank’s wealth management platform includes: » PeoplesWealth Advisors: securities & insurance brokerage » PeoplesBank Wealth Management: full array of wealth management & trust services Assets Under Management ($ Millions) 57% 35% 29% Self-sourced Held for Sale (HFS) Refinance 43% 71% Referrals 65% Construction to Permanent & Purchase Held for Investment Gain on Sale of HFS Loans ($ Millions) $3.5 $2.9 $394 $502 $590 $356 $318 $331 $398 $427 $502 $459 2018 2019 2020 2021 2022 YTD PeoplesWealth Advisors $0.9 $0.9 2018 2019 $1.4 2020 2021 2Q22 LTM PeoplesBank Wealth Management Source: Corporation SEC filings Note: Certain securities and advisory services as well as insurance products are offered through LPL Financial, Inc., an unaffiliated SEC-registered investment advisor and brokerdealer. Member FINRA/SIPC 14

Non-Interest Income

- Wealth management platform generates recurring fee income
- Expanding mortgage business:
  - Flexibility to retain or sell mortgages originated as needed
  - Several niche portfolio mortgage products launched in 1Q22 including Physician Preferred Mortgage, Entrepreneurial Mortgage, and the Private Banking & Private Wealth Mortgage
- Consistent deposit-related fees on an attractive base of core deposits
- New online small business loan application launched in 2Q22

Source: S&P Global Market Intelligence, Corporation Filings.

Non-Interest Income ($ Millions)



16.20%
17.23%
17.87%
20.81%
18.86%
$11.5
$13.3
$13.9
$15.9
$7.8
2018Y
2019Y
2020Y
2021Y
2022 YTD
Non-Interest Income
Non-Interest Income/Operating Revenue

Non-Interest Income Composition (YTD 2022)



19.2%
7.7%
38.5%
34.6%
$7.8
Million
Wealth & Brokerage
Service Charges on Deposits
Mortgage
BOLI & Other

15

Balance Sheet Highlights Source: S&P Global Market Intelligence, Corporation Filings. Dollars in millions. 16

Loan Portfolio Summary Loans by County Loan Composition 13.0% Investor Real Estate 38.9% 4.2% Construction Consumer & HELOC 4.4% Resi. Mortgage $1.58 4.4% Agriculture Manufacturing Billion 5.1% Service Hotel 6.0% Wholesale & Retail 7.0% 7.4% 9.6% Other Commercial County Total Loans ($ MM) Pennsylvania York $509.5 Lancaster $225.4 Cumberland $17.1 Maryland Baltimore County $313.5 Baltimore City $189.2 Harford $102.8 Other Other Counties $228.1 • $1.6 billion loan portfolio. Excluding PPP loans, commercial loans grew at an annualized rate of 12.5% in Q2 20221 • Focus on small- to medium-sized businesses, which generally provide cross sell opportunities for business services and personal relationships • Strong legacy presence in York County, PA with a growing portfolio in adjacent PA counties of Lancaster and Cumberland as well as the Baltimore/northern Maryland area • Focus on improving credit quality Source: S&P Global Market Intelligence, Corporation Filings. 1) Loans, excluding PPP loans, is a non-GAAP measure. See reconciliation on page 25. 17

Allowance for Loan Losses (ALLL) ALLL to Gross Loans (%) • The Corporation’s allowance for loan losses was 1.48% of gross loans as of June 30, 2022 • Reserve levels have increased since year end 2020 while nonperforming loan levels have declined more than 140% • The Corporation has adequately classified and reserved for commercial loans, and undertaken proactive efforts to identify and mitigate problem credits 1.49% 1.40% 1.38% 2019Y 2020Y 1.48% 1.29% 2018Y 2021Y 2022 YTD ALLL / Nonperforming Loans (%)(1) 141.6% • Specialized team for asset recovery established in 2019 focused on minimizing losses by the Bank 82.8% 84.2% 53.9% 2018Y Source: S&P Global Market Intelligence, Corporation Filings. 1) Nonperforming loans defined as nonaccrual loans plus loans 90+ days past due and accruing. 2019Y 2020Y 67.2% 2021Y 2022 YTD 18

Non-Performing Asset Summary Net Charge-Offs / Average Loans 0.93% (1) 0.51% 0.16% 0.10% 0.19% 0.05% 0.18% 0.06% 0.14% 0.02% 0.04% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD CVLY Selected Peer Median Non-Performing Assets / Loans + OREO(2) 1.64% 2.24% 1.22% 1.67% 1.72% 0.59% 0.51% 0.38% 2.56% 2.22% 1.05% • Credit performance exceeded peer metrics for the majority of the last decade • During 2Q22, nonaccrual loans decreased over $14 million (47%), reducing nonperforming assets ratio by approximately 60% from YE ‘20 as our resolution strategies have gained significant momentum 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD CVLY Selected Peer Median Source: S&P Global Market Intelligence and Corporation Filings. Data for the period ended 6/30/22. Selected peers include CCNE, MPB, SMMF, PFIS, ORRF, ACNB, FRBA, CHMG, CZNC, SHBI, OBT, NWFL, FDBC, FUNC, FRAF, BPRN, PTRS, FNCB, ASRV, PBHC 1) Adjusted net charge-off ratio of 0.43%. Adjusted net charge-offs exclude loss from one borrower recognized in 1Q20 which has since been fully charged off. 2) Nonperforming assets defined as nonaccrual loans plus loans 90+ days past due and accruing plus OREO. 19

Deposit Composition Deposit Composition ($ Millions) $2,144 $1,864 $1,495 $1,591 $412 $151 $166 $744 $684 $262 $280 $397 $525 $498 2020 2021 2022 YTD $532 $465 $111 $85 $86 $536 $514 $598 $157 $253 $174 $274 2018 2019 $225 IB Demand $2,040 $462 $543 NIB Demand Time Deposit Mix Trends Money Market Savings Time 1.47% 1.15% 0.48% 0.26% 2020Y 2018Y 6/30/22 • The Corporation had core (non-time) deposits of $1.6 billion at 2Q22, representing 79% of total deposits 0.97% 2019Y 20.2% • Non-interest bearing deposits totaled $498 million at 2Q22, representing 24% of total deposits Cost of Interest Bearing Deposits 2018Y 31.1% 2021Y 2022 YTD • Cost of interest bearing deposits at 2Q22 was 0.26%, compared to 0.48% at 4Q21 and 0.27% at 1Q22 • Improving deposit mix reflects the Corporation’s relationship-based business model Source: S&P Global Market Intelligence, Corporation Filings. 20

Capital Structure and Share Repurchase 6/30/22 Consolidated Capital Structure ($ Millions) 31 Tier 2 Capital 21 10 Tier 1 Capital 196 • Our capital return strategy strives to balance between dividends and share repurchases, focusing on maintaining prudent capital levels to fuel growth and providing shareholders with return on equity • In January 2022, the Corporation announced the completion of its $5 million stock repurchase program announced in September 2021 • Also in January 2022, the Corporation announced the Board approved a new $5 million stock repurchase program, which expires December 31, 2022 6/30/2022 Regulatory Capital Ratios Ratio Corporation Minimum Bank Leverage Ratio 8.8% 4.0% 9.9% Common Tier 1 Ratio 11.6% 7.0% 13.8% Tier 1 Capital Ratio 12.2% 8.5% 13.8% Total Capital Ratio 15.3% 10.5% 15.0% Common Equity Tier 1 Allowance Minimum 4.0% 7.0% 8.5% 10.5% Trust Preferred Subordinated Debt Source: S&P Global Market Intelligence, Corporation Filings. 21

III. Appendix

23

Strategic Focus Bank of Choice Grow Fee Income Be the “Bank of Choice” for small- to mediumsized business customers and their owners within our target markets Prudently add talent, products and capabilities across our fee income business lines to build consistent, diverse noninterest revenue streams Talent Management Attract and Develop Underpinning all strategies is a focus on recruiting and developing the best talent across management, sales and support roles to carry out each strategy and successfully grow the Corporation Build Deeper Relationships Utilize our full-service banking platform to create connections across all aspects of our consumer and business clients’ financial lives, building trust and long-term, profitable relationships Optimize Delivery Channels Ensure relevance for the future by balancing appropriate physical presence with digital investment to maximize efficiency and profitability 24

Non-GAAP Disclosure The Corporation has presented non-GAAP financial measures in this presentation because it believes that these measures provide useful and comparative information to assess trends in the Corporation’s financial condition and results of operations. Investors and other interested parties should note that, because not all companies use the same calculations for their non-GAAP measures, this presentation may not be comparable to other similarly titled measures presented by other companies. These nonGAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation encourages a review of its consolidated financial statements in their entirety. Following are reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures. “Pre-Tax Pre-Provision Net Revenue” measures net income excluding the effects of income taxes and the provision for loan losses, as well as any expenses related to the Cooperation Agreement. “Total Loans Held for Investment Excluding PPP Loans” measures total loans excluding the impacts of short-term loans made during 2020 and 2021 with the intention of being forgiven under the US Treasury’s COVID-19 related PPP Program to support small businesses. 25

Non-GAAP Disclosure Pre-Tax Pre-Provision Net Revenue Dollars in thousands Net Income Income Taxes Loan Loss Provision Expenses Related to Cooperation Agreement Non-GAAP Pre-Provision Net Revenue 9/30/2021 $ 4,783 1,365 349 $ 6,497 For the Quarter Ended 12/31/2021 3/31/2022 2,694 $ $ 3,053 639 807 1,731 1,027 500 $ 5,064 $ 5,387 6/30/2022 $ 1,953 500 2,974 1,500 $ 6,927 LTM 6/30/2022 $ 12,483 $ 3,311 $ 6,081 $ 2,000 $ 23,875 Total Loans Held for Investment, Excluding PPP Loans Dollars in thousands Allowance for Loan Losses Total Loans, Held for Investment (HFI) PPP Loans Total Loans HFI Excluding PPP Loans ALLL / Loans HFI excluding PPP Loans 12/31/2020 $ 21,264 For the Period Ended 12/31/2021 3/31/2022 $ 22,782 $ 22,027 6/30/2022 $ 22,865 $ $ $ $ 1,544,589 (143,145) 1,401,444 1.52% $ 1,529,751 (27,662) 1,502,089 1.52% $ $ 1,528,496 (13,810) 1,514,686 1.45% $ 1,584,532 (924) 1,583,608 1.44% 26

Experienced Leadership Team

CODORUS VALLEY BANCORP, INC.

	Current Title	Experience	Prior Background
Craig L. Kauffman	President & Chief Executive Officer	4 years with PeoplesBank 35+ years	Regional President – BB&T Bank Senior executive roles with Susquehanna Bank, PNC Bank and Sterling Financial Corporation Graduate of Millersville University and Penn State University
Larry D. Pickett	Executive Vice President & Chief Financial Officer	4 years with PeoplesBank 30+ years	EVP & CFO – Bay Bank Senior financial roles with Susquehanna Bank and Fairfax Savings Graduate of Towson University
Diane E. Baker, CPA	Executive Vice President, Chief Risk Officer	27 years with PeoplesBank 30+ years	Previously served as SVP & COO of the Corporation Graduate of Franklin & Marshall College and Stonier School of Banking
Daniel R. Stolzer, Esq.	General Counsel	Joined PeoplesBank in 2022 35+ years	Senior Executive Vice President, Chief Legal Officer and Corporate Secretary for Fulton Financial Corporation; Senior legal positions at PNC and KeyCorp Graduate of Bucknell University, Western New England College School of Law and Georgetown University Law Center
E. Dennis Ginder	Senior Vice President, Chief Credit Officer	4 years with PeoplesBank 40+ years	Senior credit executive roles with S&T Bank and Integrity Bank Graduate of Penn State University
Amy Doll	Senior Vice President, Chief Commercial Banking & Lending Officer	8 years with PeoplesBank 30+ years	Regional Vice President – Metro Bank Graduate of the University of Baltimore Merrick School of Business
Chad M. Clabaugh	Senior Vice President, Chief Consumer Banking Officer	4 years with PeoplesBank 30+ years	Senior Vice President of Retail and Small Business Banking – BB&T Bank and similar roles with Susquehanna Bank & PNC Bank Graduate of York College of Pennsylvania
Stephen M. Altland	Senior Vice President, Wealth Management	14 years with PeoplesBank 30+ years	Wachovia Securities Financial Network and Mellon Private Wealth Management Graduate of Penn State University
Scott Campagna	Senior Vice President, Chief Information Officer	6 years with PeoplesBank 30+ years	Senior IT roles with Fulton Bank and Armstrong World Industries Graduate of Drexel University and Temple University - Fox School of Business
Matthew Clemens, PCC, SPHR	Senior Vice President, Chief Administrative Officer	20 years with PeoplesBank 30+ years	Drovers Bancshares Corporation Graduate of York College of Pennsylvania

27

Experienced Board of Directors Independent Directors Biography Cynthia A. Dotzel, CPA Chair Since 2022 Director Since 2011 ~ Practicing CPA with Dotzel & Company, Inc., Chair of The York Water Company (NASDAQ:YORW) board. Former board member of Waypoint Financial Corp., Waypoint Bank, York Financial Corp. and York Federal Savings & Loan. Sarah M. Brown Director Since 2020 ~ President and Chief Executive Officer of Keller-Brown Insurance Services, a fifth generation, family-owned insurance agency located in York County, Pennsylvania. Joined PeoplesBank Board in 2019. Brian D. Brunner Director Since 2015 ~ Division President of Account and Item Processing Sales for Fiserv, Inc., a leading provider of financial services technology and one of FORTUNE magazine's World's Most Admired Companies. Keith Cenekofsky, CPA Director Since 2022 ~ Former Partner of BDO USA, LLP with over 36 years of public accounting experience. He served as Partner in Charge of many public financial institutions' audits. Joined PeoplesBank Board in 2021. Scott V. Fainor Director Since 2022 ~ Chairman of Fainor Holdings, a company he launched following a distinguished career as a bank executive for 39 years. Most recently served as Group Executive of BB&T after serving as President and CEO of the public company National Penn Bancshares, Inc. John W. Giambalvo, Esq. Director Since 2017 ~ President and Chief Executive Officer of Jack Giambalvo Motor Co. with over 20 years of experience in the auto industry. Jeffrey R. Hines, P.E. Director Since 2011 ~ Former President and Chief Executive Officer of The York Water Company. Member of The York Water Company Board (retired 2021). John E. Kiernan, Esq. Director Since 2022 ~ President and Chief Executive Officer of Alico, Inc. (NASDAQ:ALCO), the largest citrus producer in the U.S. Kent K. Matsumoto, Esq. Director Since 2022 ~ 36 years as legal counsel for several publicly held companies such as Viatris, Inc., P.H. Glatfelter Company, and Wolters Kluwer Health and Pharma Solutions. Joined PeoplesBank Board in 2021. John Rodney Messick Director Since 2020 ~ Chief Executive Officer of Homesale Realty Service Group, Inc., headquartered in Lancaster, Pennsylvania and servicing clients in the Baltimore, South Central Pennsylvania and Southeastern Pennsylvania areas. Joined PeoplesBank Board in 2019. 28

Technology: Poised to Move Forward Relevant, Convenient and Quality Client Experience Accelerate Profitable Growth Effective and Efficient Operations Reduce Business Risk • • • • • Most critical, client-impacting platforms overhauled in last 4 years Committed to delivering relevant, innovative and convenient solutions Competitive digital banking platform – high Net Promoter Score of 43 Mobile first mindset; strong relationships with Fintech partners Agile application landscape • Driving transactional volumes to lower cost digital channels – online banking reached record client engagement in 1Q22 • Augmenting business analytics with artificial intelligence to enhance actionable data • Leveraging return-based project prioritization framework to maximize ROE • Driving down client acquisition costs and loan processing cycle times via system integration • • • • • Implemented nCino loan origination platform significantly reducing manual touch points Simplifying technology landscape through system consolidation and optimization Leveraging Robotic Process Automation (RPA) to elevate operational productivity Robust project portfolio management framework to improve business value delivery Fast-follower technology adopter • Enhancing fraud monitoring, threat detection and incident tracking with the use of artificial intelligence and predictive analytics tools • Instituted a comprehensive, bank-wide Vendor Risk Management program • Technical infrastructure positioned to scale and support 2x asset size 29

Recent Recognitions

CODORUS VALLEY BANCORP, INC.

- In August 2022, PeoplesBank Wealth Management Division recognized as **Top Performer** three years running by Pohl Consulting and Training, Inc.
- In August 2022, PeoplesBank recognized as 2022 Best of the Best in two categories: **Best Bank** and **Best Mortgage Lender** by readers of York Daily Record.
- In August 2022, PeoplesBank recognized as 2022 Best in four categories: **Best Bank for Business**, **Best Bank for Personal**, **Best Mortgage Lender** and **Best Wealth Management Firm** by readers of Central Penn Business Journal.
- In September 2021, PeoplesBank received the **Outstanding Community Service Award** by The Salvation Army York Citadel.
- In September 2021, PeoplesBank recognized as 2021 Readers' Choice for **Best Mortgage Lender** by readers of Hanover Evening Sun.


PeoplesBank
WEALTH MANAGEMENT
Named Top Performer
by Pohl Consulting 3 Years Running


★2022★
BEST OF THE
best
york daily record
WINNER


Thank you for voting us the best:
• Bank for Business
• Bank for Personal
• Mortgage Lender
• Wealth Management Firm
PeoplesBank


★2021★
READERS' CHOICE
Evening Sun
WINNER

30